SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:
February 13, 2004

BAR HARBOR BANKSHARES

MAINE	841105-D	01-0293663

(State)	(Commission File Number)	(IRS Employer ID)

Address of Principal Executive Offices:

PO Box 400, 82 Main Street
Bar Harbor, ME 04609-0400

Registrant’s Telephone Number: (207) 288-3314

ITEM 5 — OTHER EVENTS AND REGULATION FD DISCLOSURE
ITEM 7 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 5 – OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 13, 2004 – Bar Harbor Banking and Trust Company, subsidiary of Bar Harbor Bankshares (AMEX: BHB), announced the completion of its acquisition of the Rockland branch of Androscoggin Savings Bank located at 245 Camden Street on Route 1, Maine. A copy of the Company’s press release is attached as an exhibit to this Form 8-K.

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements: Not applicable

(b) Pro forma financial information: Not applicable

(c) Exhibits:

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES

Date: February 13, 2004	Joseph M. Murphy President and Chief Executive Officer